Exhibit 10.30E

Execution Copy

AMENDMENT NO. 2 TO THE FIFTH AMENDED AND RESTATED CREDIT AND

REIMBURSEMENT AGREEMENT

Dated as of January 2, 2013

AMENDMENT NO. 2 TO THE FIFTH AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors and the Bank Parties listed on the signature pages hereto.

PRELIMINARY STATEMENTS

(1) WHEREAS, the Borrower is party to a Fifth Amended and Restated Credit and Reimbursement Agreement dated as of July 29, 2010 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Borrower, the Subsidiary Guarantors, Citicorp USA, Inc., as Administrative Agent (the “Agent”) and the other Bank Parties, agents and arrangers party thereto; and

(2) WHEREAS, the Borrower, the Subsidiary Guarantors and the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to definition of “Asset Sale”. The definition of “Asset Sale” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

““Asset Sale” means any sale, lease transfer or other disposition (including any such transaction effected by way of merger or consolidation or by way of an Equity Issuance by a Subsidiary) by the Borrower or any of its Subsidiaries, but excluding any transactions permitted by the provisions of Section 5.18 (other than (x) sale of assets or Equity Interests of, or other Investments in, IPALCO or any of its Subsidiaries or any Subsidiary Guarantor or Subsidiary thereof permitted by subsection (iv) thereof and (y) sales of Equity Interest in, or all or substantially all of the assets of, any Material AES Entity); provided that a disposition of such assets not excluded during any fiscal year shall not constitute an Asset Sale unless and until (and only to the extent that) the aggregate Net Cash Proceeds from such disposition, when combined with all other such dispositions previously made during such fiscal year, exceeds $50,000,000.”

SECTION 2. Amendment to Section 2.10(b) of the Credit Agreement. Section 2.10(b) of the Credit Agreement is amended by adding the following proviso to the end thereof to read as follows:

“provided that with respect to Asset Sales described in clause (y) (and not in clause (x)) in the parenthetical appearing in the definition of Asset Sale (or any Bridge Debt in respect thereof), only 50% of such Net Cash Proceeds actually received by the Borrower shall be subject to this Section 2.10(b); provided, further, that so long as no Event of Default shall then exist or would arise therefrom, such Net Cash Proceeds from an Asset Sale described in such clause (y) (and not in clause (x)) (or any Bridge Debt in respect thereof) shall not be required to be applied pursuant to this Section 2.10(b) to the extent that the Borrower shall have delivered a certificate of a Responsible Officer to the Agent on or prior to the offer commencement or prepayment date specified in this Section 2.10(b) stating that such Net Cash Proceeds are expected to be used to purchase replacement assets or repair such assets, or to purchase assets used or useful in the business of the Borrower and its Subsidiaries, or to acquire more than 50% of the Equity Interests of any person that owns such assets or engages in a business of the type that the Borrower and Subsidiaries are permitted to be engaged in and, in each case, otherwise in compliance with the terms of this Agreement, no later than 365 days following the date of such Asset Sale (or any Bridge Debt in respect thereof); provided that such time may be extended by an additional 90 days if, on or prior to the 365th day following the date of receipt of such Net Cash Proceeds, the Borrower delivers a certificate of a Responsible Officer to the Agent detailing the intended use of such Net Cash Proceeds and certifying that the Net Cash Proceeds will be used in accordance with this proviso; provided that if all or any portion of such Net Cash Proceeds is not so reinvested within such 365-day period (or such longer period to the extent extended), such unused portion shall be applied on the last day of such period as provided in this Section 2.10(b).”

SECTION 3. Amendment to Section 5.09. Section 5.09(a) of the Credit Agreement is amended by (a) deleting the “and” at the end of clause (v) thereof, (b) replace the “.” At the end of clause (vi) with “; and” and (c) add a new clause (vii) to read as follows;

“(vii) so long as both before and after giving effect thereto no Actionable Default in respect of the Borrower shall have occurred and be continuing, the Borrower may make Restricted Payments; provided however that at any time that the Borrower is not in compliance with Section 5.13 or 5.14 as of the end of the most recent fiscal quarter, Restricted Payments made pursuant to this clause (vii) shall be limited to regular quarterly dividends at a rate no more than that prevailing as previously announced during such most recently ended fiscal quarter.”

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which:

(a) the Agent shall have received counterparts of this Amendment executed by the Borrower, each of the Subsidiary Guarantors and the Required Banks, or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment; and

(b) the Agent shall have received payment of (i) an amendment fee equal to 0.25% of the Total Bank Exposure payable ratably to each Revolving Credit Loan Bank based on its Total Exposure and (ii) all other accrued fees and expenses of the Bank Parties (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof).

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows:

(a) The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b) After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 6. Reference to and Effect on the Financing Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 7. Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment

SECTION 11. Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Agent’s counsel and other out-of-pocket expenses related hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:
Title:
	Address:	4300 Wilson Boulevard Arlington, VA 22203
	Fax:	(703) 528-4510

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,

as Subsidiary Guarantor

By:
Title:
Address:
Fax:

AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By:
Title:
Address:
Fax:

AES OKLAHOMA HOLDINGS, L.L.C., as Subsidiary Guarantor

By:
Title:
Address:
Fax:

AES WARRIOR RUN FUNDING, L.L.C., as Subsidiary Guarantor

By:
Title:
Address:
Fax:

[INSERT NAME OF BANK], as a Bank

By:
Name:
Title: